EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walter A. Shephard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Zygo Corporation on Form 10-K for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zygo Corporation.

A signed original of this written statement required by Section 906 has been provided to Zygo Corporation and will be retained by Zygo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 15, 2008

/s/ Walter A. Shephard
Walter A. Shephard
Vice President, Finance,
Chief Financial Officer, and Treasurer of
Zygo Corporation